SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-54205

Date of Report: November 2, 2011

HUAYUE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	20-2188353
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

51 Huilingxi Road, Zhouhuizheng, Wujin District, Changzhou, Jiangsu Province, P.R. China	213022
(Address of principal executive offices)	(Zip Code)

86-519-83630688
(Registrant’s telephone number including area code)

HXT Holdings, Inc.
(Former Name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03           Amendment to Certificate of Incorporation

Effective at close of business on November 2, 2011, HXT Holdings, Inc. filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation.  The amendment changed the name of the corporation to “Huayue Electronics, Inc.”  The corporation’s new trading symbol, effective as of opening of trading on November 3, 2011, is “HUAY.”

Item 9.01           Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on October 17, 2011, effective on November 2, 2011 at 6:00 p.m. Eastern Standard Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2011	Huayue Electronics, Inc.
By: /s/ Pan Shudong
Pan Shudong, Chief Executive Officer